Exhibit 32.2

OFFICER'S CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C 1350)

The undersigned A. Bradley Gabbard, the Chief Financial Officer of Recovery Energy, Inc., (the "Corporation"), in connection with the Corporation's Yearly Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1.	The Report is in full compliance with the reporting requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

By:	/s/ A. Bradley Gabbard
A. Bradley Gabbard
Chief Financial Officer

April 17, 2013